UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 22, 2005
(Date of earliest event reported)

POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization) 8550 Mosley Drive Houston, Texas (Address of Principal Executive Offices)	001-12488 (Commission File Number)	88-0106100 (I.R.S. Employer Identification Number) 77075-1180 (Zip Code)

(713) 944-6900

(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

           Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Action (17CFR240.14D-2(b))
           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

On February 22, 2005, the Company issued a press release to announce revised first quarter earnings per share guidance for the quarter ended January 31, 2005. The press release is attached hereto as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number	Description
99.1	Press Release dated February 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 22, 2005	POWELL INDUSTRIES, INC. By: /s/ DON R. MADISON Don R. Madison Vice President Chief Financial Officer (Principal Accounting and Financial Officer)